Exhibit 99.1

Growing Tomorrow’s Biologics CORPORATE PRESENTATION May 2022 Tom Isett, Chairman & CEO © 2022 iBio, Inc. All Rights Reserved.

Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as

amended. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend"

or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this presentation. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to obtain regulatory approvals for commercialization of its product candidates,

including its COVID-19 vaccines and IBIO-101, or to comply with ongoing regulatory requirements, regulatory limitations relating to its ability to promote or commercialize its product candidates for specific indications, acceptance of its product candidates in the marketplace and the successful development,

marketing or sale of products, its ability to maintain its license agreements, the continued maintenance and growth of its patent estate, its ability to establish and maintain collaborations, its ability to obtain or maintain the capital or grants necessary to fund its research and development activities, competition, its ability to retain its key employees or maintain its NYSE American listing, and the other factors discussed in the Company’s most recent Annual Report on

Form 10-K and the Company’s subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this presentation is provided only as of today, and we undertake no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

iBio Overview

Drug Discovery Platform

Novel screening capabilities

with AI-driven design

FastPharming® Mfg

Platform

Proprietary plant-based protein

expression system

Development &

Manufacturing Services

Delivering speed, scalability, and

sustainability

Proprietary Pipeline

Addressing cancer, fibrosis

& infectious diseases

(2018) “Carbon footprint of the global pharmaceutical industry and relative impact of its major players”. J Cleaner Production 214:185-194

4

Unique Solution for Some of the Industry's Biggest Problems

Biopharmaceutical Development Challenges

1 — Time / Cost

>1 year & ~$3-7M for scalable bioprocess & Ph1 material[1]

2 — Program Failures

Only ~5 in 5,000 drug concepts reach the clinic

3 — Biomanufacturing

Drug industry is 55% more emissions intensive than the auto industry[2]

Our Solutions

iBio SOLUTIONS

FastPharming®

Glycaneering℠

Dev/Mfg Services

iBio

[1]iBio estimates; [2]Belkhir, L., et. al. (2018) "Carbon footprint of the global pharmaceutical industry and relative impact of its major players". J Cleaner Production 214:185-194

5 Green Protein Expression System 1 130,000 sf Facility Bacterial Infiltration (Transient Transfection) Protein Production Harvesting Purification & Vialing Seeding & Growth Gene Cloning Mobilization 2 3 4 5

6 The Speed & Scalability of FastPharming Potentially Enables a Faster,

More Efficient Path to the Clinic

Time to Drug Substance may vary and does not include product-specific process and assay development work.

Mammalian cell culture timelines shown are for illustrative purposes only based upon competitive data from publicly available sources. Actual timelines may vary.

brings the capability to avoid the significant cost and time associated with selecting, developing & banking mammalian cell lines

Master

Cell Bank

(Mammalian) Drug Substance

Manufacture

Drug Substance

Manufacture

Mammalian

Cell Culture

Master

Cell Bank

(Bacterial)

months months

Candidate

Generation

CDMO SERVICES

Success Rate

<5 in 5,000

7 iBio Platform Potentially Enables More Promising Candidates to Reach

the Clinic, Faster

1Paul, et al. NatureReviews Drug Discovery. (2010) 9, 203–214

Increased Potency with Glycaneering

Industry Benchmarks to Reach IND1

Time

>4 Years

Cost

>$20M

Glycaneering Technology

+

250

years

~5,000 –

10,000

COMPOUNDS

DRUG DISCOVERY PRECLINICAL CLINICAL TRIAL

5

Current Drug Development Challenge

0

40

80

~79%

ADCC ACTIVITY (%)

[1.6ng/ml]

Glycaneered Rituximab

Standard

117th Annual Report and Summary of Biopharmaceutical Manufacturing Capacity and Production https://www.biopharma.com/TRENDS.pdf

Reducing Single-Use Plastic Disposables in Upstream Processing

VS

>85% of pre-commercial

bioprocesses involve

single-use plastic disposables1

Seeds Stone Wool Purified Water

The FastPharming

Bioreactor uses allnatural

raw materials

9 Pipeline Advancing Vertically – and Horizontally

Therapeutics Oncology & Fibrosis

THERAPEUTICS

11 Deploying AI-based Target ID & Glycaneering in Immuno-Oncology to Create More, Higher-Quality, Shots-on-Goal

Access to RubrYc AI

Discovery Platform

Glycaneering

Technology

iBio Discovery &

More shots-on-goal, Dev Approach

1 sooner

Identifying failures

2 earlier, saving costs

Accelerating

development

timelines

3

Pipeline

Drug

discovery

Preclinical

Clinical

1 2 3

Traditional BioPharma Pipeline

Drug

Discovery Preclinical Clinical

As programs advance through

preclinical testing, iBio has

additional opportunities to

partner molecules and supply

with FastPharming Services

THERAPEUTICS

IBIO-101 Stimulates Anti-tumor Immunity via anti-CD25 Treg Depletion

1Data on file

Treg = Regulatory T Cells; Teff = Effector T Cells; ADCC = Antibody Dependent Cellular Cytotoxicity

2nd gen IL-2 sparing anti-CD25 antibody electively targets Tregs without blocking IL-2 signaling to Teffs

Positive IBIO-101/RTX-003 preclinical data are consistent with results from one other non-IL2 blocking anti-CD25 antibody that is now in a Phase I clinical trial1

Natural Killer Cell

IBIO-101/RTX-003

JAK JAK Teff Tumor

Preferential Treg depletion

JAK JAK

IL-2

Treg

IL-2 signaling

Proliferation

ADCC

JAK JAK

THERAPEUTICS

IBIO-101/RTX-003 Inhibits Tumor Growth, Alone and in Combination

1In vivo xenograft mouse model of lymphoma; Administration: 3x / week, i.p.; n=5 per group

2In vivo transgenic hCD25 mouse model; Admin: i.p. 3X / week at a single dose (1.5 mg/Kg) in combination with 2.5 mg/Kg of anti-mouse PD-1 antibody; n=5/group

Greater potency was achieved with afucosylated version of the molecule produced with FastPharming

Monotherapy reduced tumor growth

in a dose-dependent manner

RTX-003 + anti-PD-1 antibody reduced

tumor growth and caused regression

0 5 10 15 20 25

0

500

1000

1500

2000

2500

Days Post Engraftment

Tumor Size (mm3)

PBS

D11 3 mg/kg

D11 1mg/kg

D11 0.3mg/kg

PBS (Vehicle)

0.3 mg/kg

1.0 mg/kg

3.0 mg/kg

Lymphoma Xenograft Model1 Adenocarcinoma Model2

0 3 6 9 12 15 18 21 24 27 30 33 36

0

1000

2000

3000

4000

Days Post Grouping

Tumor volume mm3

PD1 5 mg/kg

D11 1.5 + PD1 5 mg/kg

PBS

D11 1.5 mg/kg

PBS (Vehicle)

1.5 mg/kg RTX-003

5.0 mg/kg PD1 mAb

1.5 mg/kg RTX-003 +

5.0 mg/kg PD1 mAb

THERAPEUTICS

IBIO-101 Has Showed Equivalent Efficacy and Potency with RTX-003

Enabled engineering of more potent version

without incremental IP access costs

Phan, et al. "Plant-Based Expression and Glyco-Engineering of Novel IL-2 Signaling Permissive Anti-CD25 Antibodies for Effective Treg Depletion in Cancer

IBIO-101 binding kinetic profiles are similar in

CHO and plant-based expression system

RTX-003, CHO WT

RTX-003, CHO afuc IBIO-101, Plant afuc

Daclizumab

Antibody kon (M-1 s-1) koff (s-1) KD (nM) KD SD (nM)

IBIO-101-CHO WT 4.71E+05 1.92E-03 4.10 0.37

IBIO-101-CHO afuc 4.99E+05 1.91E-03 3.9 1.03

IBIO-101-Plant WT 4.85E+05 1.96E-03 4.20 0.69

IBIO-101-Plant afuc 4.92E+05 2.07E-03 4.27 1.27

Daclizumab 4.15E+05 7.40E-05 0.18 0.07

IBIO-101, Plant WT Afucosylated IBIO-101 Enhanced ADCC Activity

Afucosylated IBIO-101 Elicited Potent Cancer

Cells Killing via Human PBMC

GlycaneeringSM

Potent ADCC with afucosylated plant-made molecule

5000 0

100 00 0

150 00 0

200 00 0

250 00 0

300 00 0

0. 00 1 0 .0 1 0 .1 1 10 1 00 100 0 1000 0

A b (ng/ m l)

RLU (Normalized)

hIgG Isotype - N/A

Daclizumab - EC50 = 137 ng/mL

IBIO-101 CHO wt - EC 50 = 137 ng/mL

IBIO-101 CHO afuc - EC 50 = 7.2 ng/mL

IBIO-101 Plant wt - EC 50 = 32.5 ng/mL

IBIO-101 Plant afuc - EC50 = 11.2 ng/mL

0 .0 1 0 .1 1

15

20

25

30

35

40

45

10 1 00 100 0 1000 0

A b (ng/m l)

% Cytotoxicity

hIgG isotype

IBIO-101 CHO afuc - EC50 = 1.69 ng/mL

IBIO-101 Plant afuc - EC 50 = 1.57 ng/mL

15

Endostatin Derived Drugs for Fibrotic Disorders and Fibrotic Tumors

IBIO-100

Reduces fibrosis by impacting extracellular matrices[1]

Pre-clinical data shows reduced fibrosis in scleroderma/IPF models & human lung explants[1]

Orphan Drug Designation for systemic scleroderma received

Bleomycin Pre-Clinical Model[2]



Fibrotic Tissue — 100µg IBIO-100 3x/week

Endostatin E4 for Fibrotic Tumors

Cancer-associated fibroblasts [CAFs] are one of the most abundant and critical components of tumor tissue:

- Can promote or retard tumorigenesis in a context-dependent manner
- Recent studies have revealed their roles in immune evasion and poor responses to cancer immunotherapy[2]
- Response to chemotherapy is highly variable[3]

UTSouthwestern Medical Center

THERAPEUTICS

iBio

[1] Data on file [2] Liu, T., Han, C., Wang, S. et al. Cancer-associated fibroblasts: an emerging target of anti-cancer immunotherapy. J Hematol Oncol 12, 86 (2019). https://doi.org/10.1186/s13045-019-0770-1
[3] Sonnenberg, M., van der Kuip, H., Haubeiß, S. et al. Highly variable response to cytotoxic chemotherapy in carcinoma-associated fibroblasts (CAFs) from lung and breast. BMC Cancer 8, 364 (2008). https://doi.org/10.1186/1471-2407-8-364

Vaccines Human Health: COVID-19 Animal Health: CSFV

VACCINES

Experts Calling for Approaches Like iBio’s “DAVi” Vaccine Design

1 Borio, Bright, and Emanuel, A National Strategy for COVID-19 Medical Countermeasures, JAMA. 2022;327(3):215–216

We need to work towards a 'last dose', not a 'next dose'

Antigen-adjuvant combos that

may deliver long-lasting immunity

Lower cost vaccines &

alternative routes of

administration

Less mutable antigens

to protect against

emerging variants

IBIO-202

Durability

Variantinclusion

Access

“Vaccination strategies based on

repeated booster doses of the original

vaccine composition are unlikely to be

appropriate or sustainable."

Boosters are “not something that should

be repeated constantly”…it could lead

to "problems with immune response."

18

IBIO-202 Nucleocapsid [N]-based Subunit Vaccine May Complement Current and Future Spike [S]-based Vaccines

- N protein function is critical to viral genome packaging and is more highly conserved than the S protein. Thus, new viral variants may be less likely to escape N-based vaccines[1]
- N-antigen more effective than S in stimulating Natural Killer cell activation[2]
- Prospectively suitable for delivery via routes other than intramuscular injection
- Antigen produced in our rapidly scalable ***FastPharming*** System



VACCINES

[1] Dai, L. & Gao, G. F. Viral targets for vaccines against COVID-19. Nature Reviews Immunology 21, 73–82 (2021);
[2] Fielding CA, et.al., ADNKA overcomes SARS-CoV2-mediated NK cell inhibition through non-spike antibodies. bioRxiv, (April 2021)

VACCINES

IBIO-202 Preclinical Data Shows Potential for Protective Humoral 19

& Cell-mediated Immune Responses

Ctrl. IBIO-202

0

1

2

3

4

IFN-g Secreting cells/106

✱✱✱✱

High number of N-specific IFNg secreting T

cells indicates immune activation

Ctrl. IBIO-202

0

1

2

3

4

IL-5 Secreting cells/106

ns

Ctrl. IBIO-202

0

1

2

3

4

IL-13 Secreting cells/106

ns

Low number of IL-5 & IL-13 secreting

cells indicates T-cell priming

Better Immune

Response

Increasing Antibody Titer

1/100 1/6400

no adjuvant

poor adjuvant

Selected, optimal

adjuvant

Increasing Blood Dilution

Adjuvanted IBIO-202

causes strong anti-N titers

IBIO-202 desired Th1 skew indicative of a

protective, not inflammatory, immune response

Ctrl. Adjuv. 2

Poor

Adjuvant

IgG1 (Th2 response)

IgG2C (desired Th1 response)

Selected, optimal

Adjuvant

Adjuv. 1

Antibody

Response

T-cell

Response

iBio data on file

20

Emerging Studies Reinforce Value of IBIO-202's Design

Potential for a pan-betacoronavirus vaccine strengthening

VACCINES

Our antigen has an epitope predicted to provide cross-protection to other betacoronaviruses


b
N
M
E
S
S,M,E,N cross-reactive epitopes
SARS-CoV-2
HuCoV-OC43
HuCoV-HKU1

"N-, not S-, reactive T cells play a protective role"[1]

Nucleocapsid-based induction of mature T cells adds benefit to more rapid containment of infection as variants overtake the prevailing strains[2]

254 COVID-19+ patients
760 sampling visits

SARS-CoV-2 Specificities


CD4 T Cell
CD8 T Cell
Spike 1
Spike 2
Env & Membrane
Nucleocapsid
ORF 3a, 6
ORF 7a, 7b, 8

IgG Antibodies to Other Human Coronaviruses


Immune Response
Beta CoV
SARS-CoV-1
Alpha CoV
Time
8 Months
COVID-19+
Pre-pandemic

iBio

[1]Kundu, R., Narean, J.S., Wang, L et al. Cross-reactive memory T cells associate with protection against SARS-CoV-2 infection in COVID-19 contacts. Nat Commun 13, 80 (2022)
[2]Cohen, et al. Cell Reports Medicine. July 2021

21

IBIO-202 Appears Differentiated in a Crowded Field


iBio
169
16
1
2
4
9
Spike Only
Nucleocapsid
N only (US & global companies)
N only (academic, government, ex-US)
S+N+M or other combination
S+N

Source: GlobalData database of drugs in development by targeted antigen

- N-directed vaccines may provide protection from COVID's neurological effects that S vaccines may not[1]
- Simpler N-only design could improve access with lower COGS
- Potential pan-betacoronavirus effects could obviate the need for spike antigen vaccination

VACCINES

iBio

[1] Dangi, Tanushree et al. "Combining spike- and nucleocapsid-based vaccines improves distal control of SARS-CoV-2." Cell reports vol. 36,10 (2021)

Classical Swine Fever Animal Health

VACCINES

23 Classical Swine Fever [CSF] is a Significant World-Wide Economic

Burden and Puts Major Export Markets at Risk

• CSF is a priority agricultural biothreat

• CSF poses a risk to $7.0B US swine exports

• Only 38 countries are currently CSF-free

• No vaccines are approved in the US (only a few

for emergency use)

• Current emergency use CSF vaccines have

drawbacks

Vaccination control programs are essential to manage outbreaks and regain trade status

https://www.oie.int/en/disease/classical-swine-fever/#ui-id-2

o Modified live vaccines do not facilitate international trade

o Recombinant vaccines can be expensive

VACCINES

IBIO-400 Offers Potential Benefits Over Current Alternatives

1 In studies

IBIO-400: E2 protein

subunit vaccine

CSF

Virus

Provides single-dose protection

against CSF1

Supports important trade

requirements, unlike live virus vaccines

Potential to be the first CSF vaccine

fully licensed by USDA

A single dose of IBIO-400

provides protection for pigs

In Summary

Our Leadership Team Brings Drug Development & Bioprocessing Experience 26 Tom Isett CEO & Chairman Martin Brenner, DVM, Ph.D. CSO Robert Lutz, MBA CFBO Lisa Middlebrook CHRO Marc Banjak GC

Strong and Growing IP Estate Provides Exclusivity for iBio’s Pipeline

Issued Patents

(30 U.S.)

104 Active Applications

(10 U.S.)

29 More

Applications

progressing to filing

Patent Protection Includes:

• IP for iBio’s pipeline products and vaccines

• IP related to the FastPharming Protein Expression System

• Elements of Glycaneering Service for advanced glycosylation controls in plants,

including afucosylation for Antibody-Dependent Cellular Cytotoxicity [ADCC]

Continuing to Aggressively Defend our Intellectual Property

• Settled iBio v. Fraunhofer USA for $28M in May 2021

Financial Overview

§ Publicly traded (NYSEA: IBIO) since Jan 2008

§ Approximately $48.6M in cash and cash equivalents

plus investments in debt securities, excluding $5.9M of

restricted cash (31 Mar 2022)

§ Approximately 218.2M common shares & 17.1M

options, restricted stock units and warrants outstanding

(31 Mar 2022)

§ Texas Manufacturing Facility

§ Purchased in Nov 2021 with approximately $22.4M debt

(secured by the facility), $6M in cash, and 1.3M warrants

§ Evaluating sale-leaseback to extinguish debt and

recover cash

§ Current cash provides runway through Sept 30, 2023

iBio: Leveraging Capabilities to Create Shareholder Value

Providing better options for

the $6B Bioprocess industry

Leveraging platform for both

in-licensing and out-licensing with

captured supply agreements

Selectively out-licensing assets and

securing FastPharming supply contracts

Advancing our proprietary

pipeline of vaccines and

therapeutics with

FastPharming Manufacturing

CDMO

Services

Proprietary

Pipeline

Partnering